                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               ---------------



                                  FORM 8-K



               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                                June 28, 2000
          ---------------------------------------------------------
              Date of Report (Date of earliest event reported)



                         Exodus Communications, Inc.
          ---------------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)



       Delaware                       0-23795                   77-0403076
------------------------      ------------------------      -------------------
(State of Incorporation)      (Commission file number)       (I.R.S. Employer
                                                            Identification No.)



                       2831 Mission College Boulevard
                        Santa Clara, California 95054
          ---------------------------------------------------------
        (Address of Principal Executive Offices, including zip code)



                               (408) 346-2200
          ---------------------------------------------------------
            (Registrant's telephone number, including area code)
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ITEM 5:  OTHER EVENTS.

          On June 28, 2000, the Company issued a press release announcing that it has entered into an agreement to sell approximately $1.2 billion aggregate principal amount of senior notes in a private offering consisting of $1.0 billion aggregate principal amount of 11-5/8% Senior Notes due 2010 and Euro 200.0 million aggregate principal amount of 11-3/8% Senior Notes due 2008. A copy of the press release is filed as Exhibit 99 and incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

  99     Press release dated June 28, 2000.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 29, 2000

                              EXODUS COMMUNICATIONS, INC.


                              By: /s/ Adam W. Wegner
                                  --------------------------------------
                                  Adam W. Wegner
                                  Senior Vice President, Legal and Corporate
                                  Affairs, General Counsel and Secretary
                                  (Duly Authorized Officer)